Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Supreme Realty Investments, Inc. (the "Company") on Form 10-QSB for the year ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Elliott, in my capacity as Chief Executive Officer, and I, Jean LeRoy, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 5, 2005	/s/ Thomas Elliott
Thomas Elliot Chief Executive Officer

/s/ Jean LeRoy
Jean LeRoy Chief Financial Officer